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                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT OF SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 December 19, 1998
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                  Date of Report (Date of earliest event reported)



                            ACCESS ANYTIME BANCORP, INC.
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               (Exact name of registrant as specified in its charter)


Delaware                             0-28893                 85-0444597
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(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No)

                                  801 Pile Street
                              Clovis, New Mexico 88101
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                      (Address of principal Executive offices)


                                   (505) 762-4417
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                (Registrant's telephone number, including area code)


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           (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS


Access Anytime BanCorp, Inc. Board of Directors, holding company for FIRSTBANK, has declared a five cent (.05) cash dividend payable on January 15, 1999 to shareholders of record as of December 31, 1998.




SIGNATURES

     PURSUANT TO THE REQUIREMENT OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.





                                   ACCESS ANYTIME BANCORP, INC.

DATE:   DECEMBER 19, 1998

                                   BY:       /s/ Ken Huey, Jr.
                                      ------------------------------------------
                                        KEN HUEY, JR. - PRESIDENT
                                        CHIEF FINANCIAL OFFICER AND DIRECTOR